Other Assets	12 Months Ended
Dec. 31, 2019
Other Assets
OTHER ASSETS

NOTE 16

OTHER ASSETS

Other assets item includes the following:

	As of December 31,
	2019	2018
	MCh$	MCh$

Assets for leasing (1)	67,139	47,486

Assets received or awarded in lieu of payment
Assets received in lieu of payment	18,755	17,525
Assets awarded at judicial sale	22,177	21,524
Provision on assets received in lieu of payment or awarded	(2,042)	(723)
Subtotal	38,890	38,326

Other assets
Guarantee deposits (margin accounts) (2)	314,616	170,232
Non-current assets classified as held for sale (4)	22,394	-
Gold investments	680	522
VAT credit	22,663	9,097
Income tax recoverable	1,787	1,756
Prepaid expenses	432,030	477,819
Assets recovered from leasing for sale	3,575	6,848
Valuation adjustments by macro hedge (5)	210,867	9,414
Pension plan assets	670	846
Accounts and notes receivable	147,108	59,511
Notes receivable through brokerage and simultaneous transactions	43,354	71,382
Other receivable assets	44,262	48,612
Other assets (3)	89,111	49,365
Subtotal	1,333,117	905,404

Total	1,439,146	991,216

(1)	Assets available to be granted under the financial leasing agreements.
(2)	Guarantee deposits (margin accounts) correspond to collateral associated with derivative financial contracts to mitigate the counterparty credit risk and are mainly established in cash. These guarantees operate when mark to market of derivative financial instruments exceed the levels of threshold agreed in the contracts, which could result in the Bank delivering or receiving collateral.
(3)	Other assets mainly include settlement of derivatives and other financial transactions.
(4)	Corresponds to the interests in Redbanc S.A., Transbank S.A. and Nexus S.A., which have been reclassified as non-current assets classified as held for sale in accordance with IFRS 5 "Non-current assets held for sale and discontinued operations ", for additional information see Note 1 v) and Note 39.
(5)	Net assets and liabilities fair value valuation subject to macro hedges. See Note 8